UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 9, 2023

SPHERE ENTERTAINMENT CO.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-39245	84-3755666
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Two Pennsylvania Plaza, New York, NY	10121
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (725) 258-0001

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Class A Common Stock	SPHR	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01	Other Events

As previously disclosed, in May and August 2021, purported stockholders of Sphere Entertainment Co. (f/k/a Madison Square Garden Entertainment Corp.) (the “Company”), Hollywood Firefighters’ Pension Fund et al., and City of Miramar Retirement Plan and Trust Fund for General Employees et al., filed lawsuits in the Delaware Court of Chancery (the “Court”), on behalf of a putative class of stockholders of the Company challenging the transaction involving the Company and MSG Networks Inc., which closed on July 9, 2021 (the “Merger”). In September 2021, the Court consolidated the two lawsuits into the action captioned In re Madison Square Garden Entertainment Corp. Stockholders Litigation, C.A. No. 2021-0468-LWW (Del. Ch.) (the “Litigation”). In October 2021, Plaintiffs filed a Verified Derivative Complaint (the “Complaint”), naming the Company as only a nominal defendant and the Company’s board of directors, and certain Dolan family stockholders as defendants and alleging breaches of fiduciary duties by the Company’s board of directors and controlling stockholders. On March 14, 2023, the parties reached a tentative agreement to settle the lawsuit, and on April 20, 2023, the parties entered into a Stipulation and Agreement of Settlement (the “Stipulation”). On June 1, 2023, the Court entered a scheduling order, which provides that the Court will hold a settlement fairness hearing on August 14, 2023 at 11:00 a.m., either in person at the Court of Chancery of the State of Delaware, 500 North King Street, Wilmington, Delaware, or remotely by telephone or video conference (in the discretion of the Court).

Pursuant to the Court’s scheduling order, the Company is publishing the Notice of Pendency and Proposed Settlement of Stockholder Derivative Action, Settlement Hearing, and Right to Appear (the “Notice”), attached hereto as Exhibit 99.1. The Notice and Stipulation are available for review on the Company’s investor relations website, https://investor.sphereentertainmentco.com/overview.

Item 9.01.	Financial Statements and Exhibits.

Exhibit Number	Description

99.1	Notice of Pendency and Proposed Settlement of Stockholder Derivative Action, Settlement Hearing, and Right to Appear

104	The cover page from this Current Report on Form 8-K, formatted Inline XBRL.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPHERE ENTERTAINMENT CO.
Date: June 9, 2023

	By:	/s/ Gautam Ranji
	Name:	Gautam Ranji
	Title:	Executive Vice President, Chief Financial Officer and Treasurer